First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

	Aggregate Pool		Fixed		ARM
gross WAC		7.684%		8.415%		7.520%

wtd avg FICO		629		635		627
FICO < 600		28.39%		24.24%		29.32%
FICO 600-650		36.90%		36.83%		36.92%

wtd avg CLTV		81.03%		83.62%		80.45%
CLTV = 80		41.17%		16.77%		46.64%
CLTV > 80.01		32.16%		51.10%		27.91%
LTV 95.01 -100		9.72%		30.74%		5.01%
Full Doc (%)		42.82%		52.89%		40.57%
Stated Doc (%)		56.95%		45.98%		59.42%

purch (%)		39.92%		29.84%		42.18%
CO refi (%)		58.08%		67.03%		56.07%
Own Occ (%)		96.89%		96.62%		96.95%
Prepay Penalty (%)		71.42%		70.21%		71.70%
DTI (%)		43.99%		42.84%		44.25%
ARM ? (%)		81.69%		0.00%		100.00%
2/28 (%)		48.29%		0.00%		59.12%
3/27 (%)		32.51%		0.00%		39.79%
1st Lien (%)		95.10%		73.24%		100.00%
Avg Loan Balance		$181,457.00		$108,318.00		$213,824.00
# of Loans		4,267		1,309		2,958
Loan Bal < $100k		10.05%		31.31%		5.28%
Mtg Rates > 12%		0.74%		4.03%		0.00%
Manuf Housing (%)		0.06%		0.08%		0.06%

largest state	CA	(28.94)%	CA	(23.75)%	CA	(30.11)%
silent 2nd (%)		32.84%		5.21%		39.03%
IO loans (%)		30.78%		5.78%		36.38%
5yr IO		30.78%		5.78%		36.38%
2 yr IO		0.00%		0.00%		0.00%
IO: FICO		657		666		657
IO LTV		80.77%		77.98%		80.87%
IO DTI		44.51%		43.12%		44.56%
IO full doc*		10.19%		3.35%		11.73%
IO: purch*		16.08%		0.20%		19.64%

*	Percentage of total principal balance

Deal Name: FNLC 2005-4

The percentages per table should add up to 100%

FICO & Documentation & Purpose of Loan

FICO Score	Full DOC	Stated Doc	Other Doc	All Docs	Purch	CO refi	WAC	Avg Prin Bal ($)	Current LTV	IO loans	silent 2nds
< 450	—	—	—	—	—	—	—	—	—	—	—
451-500	—	—	—	—	—	—	—	—	—	—	—
501-550	7.80	3.38	0.00	0.00	0.62	10.23	8.405	160,617.16	74.41	0.00	0.12
551-600	9.84	7.37	0.00	0.00	3.36	13.39	7.937	181,078.71	80.58	1.13	0.85
601-650	13.54	22.55	0.00	0.00	15.57	19.97	7.690	177,423.02	81.58	13.74	14.78
651-700	8.97	15.96	0.00	0.00	13.48	11.12	7.343	192,155.53	82.54	11.52	11.64
701-750	2.24	5.87	0.00	0.00	5.28	2.79	7.259	197,813.44	83.41	3.49	4.19
751-800	0.42	1.64	0.00	0.00	1.50	0.50	7.411	199,448.49	82.77	0.83	1.19
801-850	0.01	0.19	0.00	0.00	0.12	0.08	7.259	254,904.95	85.44	0.08	0.08

Total	42.82	56.95	0.00	0.00	39.92	58.08	7.684	181,457.25	81.03	30.78	32.84

LTV & FICO

Current LTV	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Avg Prin Bal ($)	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	silent 2nds
0.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10.01 - 20.00	0.00	0.00	0.00	0.01	0.01	0.00	0.00	0.00	0.00	0.00	86,218.50	7.332	6.600	0.00	0.01	0.00	0.00
20.01 - 30.00	0.00	0.01	0.07	0.02	0.03	0.01	0.00	0.00	0.00	0.00	115,974.81	8.216	7.537	0.00	0.02	0.00	0.00
30.01 - 40.00	0.00	0.00	0.08	0.10	0.12	0.03	0.00	0.00	0.00	0.00	107,755.85	7.635	7.469	0.00	0.19	0.04	0.00
40.01 - 50.00	0.00	0.02	0.31	0.18	0.31	0.19	0.02	0.00	0.01	0.00	157,707.57	7.400	6.885	0.00	0.46	0.29	0.00
50.01 - 60.00	0.00	0.03	0.65	0.56	0.57	0.32	0.09	0.08	0.00	0.00	176,181.32	7.368	6.791	0.00	0.79	0.39	0.00
60.01 - 70.00	0.00	0.01	2.07	1.83	1.72	0.64	0.22	0.00	0.00	0.00	192,043.02	7.453	6.929	0.00	3.27	0.72	0.05
70.01 - 80.00	0.00	0.25	6.07	7.25	22.34	15.20	5.05	1.28	0.08	0.00	211,162.30	7.388	6.720	0.00	36.94	22.10	31.80
80.01 - 90.00	0.00	0.00	1.87	6.07	6.55	4.56	1.19	0.30	0.07	0.00	199,789.63	7.797	7.135	0.00	9.47	5.43	0.87
90.01 - 100.00	0.00	0.00	0.03	1.68	4.46	3.60	1.41	0.32	0.04	0.00	98,186.66	9.171	7.277	0.00	5.80	1.80	0.11
100+	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	0.00	0.32	11.16	17.71	36.11	24.54	7.98	1.98	0.20	0.00	181,457.25	7.684	6.863	0.00	56.95	30.78	32.84

Prin Balance & FICO

Prin Balance	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Current LTV	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	silent 2nds
$1-$50,000	0.00	0.00	0.04	0.07	0.86	0.34	0.13	0.05	0.00	0.00	95.85	10.717	7.886	0.00	1.01	0.02	0.02
$50,001-$100,000	0.00	0.08	1.47	1.75	3.00	1.82	0.50	0.16	0.02	0.00	84.60	8.901	7.556	0.00	3.77	0.29	1.47
$100,001-$150,000	0.00	0.03	2.50	2.92	4.75	2.69	0.67	0.08	0.00	0.00	80.38	7.920	7.151	0.00	5.48	1.55	3.62
$150,001 - $200,000	0.00	0.04	2.30	2.83	5.14	3.11	1.32	0.31	0.00	0.00	80.37	7.740	6.937	0.00	7.28	3.56	4.02
$200,001 - $250,000	0.00	0.03	1.40	2.72	5.10	4.10	1.24	0.21	0.06	0.00	80.35	7.447	6.881	0.00	8.44	4.42	4.98
$250,001 - $300,000	0.00	0.04	1.21	2.29	4.57	3.73	1.28	0.24	0.00	0.00	80.45	7.414	6.815	0.00	8.38	5.18	5.10
$300,001 - $350,000	0.00	0.04	0.79	1.58	3.56	1.89	0.74	0.26	0.04	0.00	80.01	7.316	6.761	0.00	6.10	3.50	3.81
$350,001 - $400,000	0.00	0.00	0.71	1.25	2.82	2.26	0.72	0.29	0.00	0.00	80.54	7.400	6.707	0.00	5.60	3.92	3.14
$400,001 - $450,000	0.00	0.00	0.55	0.89	1.99	1.82	0.60	0.11	0.00	0.00	80.25	7.359	6.639	0.00	4.37	2.99	2.82
$450,001 - $500,000	0.00	0.06	0.18	0.62	2.29	1.62	0.48	0.13	0.00	0.00	80.63	7.223	6.409	0.00	3.59	3.23	2.91
$500,001 - $550,000	0.00	0.00	0.00	0.48	1.01	0.27	0.07	0.07	0.00	0.00	83.05	7.338	6.766	0.00	1.35	0.88	0.34
$550,001 - $600,000	0.00	0.00	0.00	0.29	0.67	0.30	0.22	0.08	0.07	0.00	82.62	7.058	6.536	0.00	1.18	0.67	0.30
$600,001 - $650,000	0.00	0.00	0.00	0.00	0.25	0.40	0.00	0.00	0.00	0.00	76.56	7.169	6.697	0.00	0.41	0.48	0.32
$650,001 - $700,000	0.00	0.00	0.00	0.00	0.00	0.09	0.00	0.00	0.00	0.00	84.98	6.750	6.000	0.00	0.00	0.09	0.00
$700,001 - $750,000	0.00	0.00	0.00	0.00	0.09	0.09	0.00	0.00	0.00	0.00	72.73	6.873	5.998	0.00	0.00	0.00	0.00

Total	0.00	0.32	11.16	17.71	36.11	24.54	7.98	1.98	0.20	0.00	81.03	7.684	6.863	0.00	56.95	30.78	32.84

Mortg Rates & FICO

Mortg Rates	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Current LTV	WAC	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	silent 2nds
4.001-4.5%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
4.501 - 5.000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001 - 5.500	0.00	0.00	0.00	0.00	0.04	0.08	0.05	0.00	0.00	0.00	80.00	5.500	4.985	424,498.12	0.00	0.00	0.00	0.00
5.501 - 6.000	0.00	0.00	0.00	0.02	0.45	0.57	0.44	0.00	0.00	0.00	79.40	5.903	5.109	259,669.27	0.00	0.36	0.95	0.76
6.001 - 6.500	0.00	0.00	0.24	0.70	2.89	3.59	1.52	0.34	0.00	0.00	77.37	6.360	5.770	245,026.24	0.00	3.25	4.20	4.15
6.501 - 7.000	0.00	0.00	0.41	2.05	7.73	7.39	2.34	0.45	0.06	0.00	78.98	6.839	6.267	229,672.10	0.00	10.96	10.11	8.81
7.001 - 7.500	0.00	0.00	0.93	3.70	8.25	5.87	1.62	0.71	0.12	0.00	79.46	7.302	6.759	225,655.01	0.00	14.55	8.52	8.93
7.501 - 8.000	0.00	0.02	2.48	4.46	8.21	3.58	0.81	0.18	0.00	0.00	80.79	7.792	7.067	203,306.70	0.00	13.05	4.74	6.30
8.001 - 8.500	0.00	0.10	2.36	2.65	3.67	1.20	0.30	0.04	0.01	0.00	81.54	8.296	7.628	175,786.53	0.00	5.62	1.48	2.40
8.501 - 9.000	0.00	0.18	2.58	2.57	1.70	0.50	0.17	0.07	0.00	0.00	81.85	8.782	8.042	158,699.57	0.00	3.71	0.73	1.04
9.001 - 9.500	0.00	0.01	1.28	0.82	0.73	0.26	0.14	0.02	0.00	0.00	85.06	9.296	8.309	125,322.84	0.00	1.36	0.03	0.23
9.501 - 10.000	0.00	0.01	0.73	0.49	0.44	0.50	0.26	0.07	0.01	0.00	90.76	9.796	8.207	96,951.69	0.00	1.12	0.00	0.19
10.001 - 10.500	0.00	0.00	0.10	0.11	0.39	0.47	0.17	0.08	0.00	0.00	97.50	10.264	7.796	68,014.91	0.00	0.93	0.00	0.01
10.501 - 11.000	0.00	0.00	0.05	0.09	0.43	0.29	0.09	0.03	0.00	0.00	97.76	10.798	7.763	59,332.12	0.00	0.70	0.00	0.01
11.001 - 11.500	0.00	0.00	0.00	0.00	0.30	0.10	0.02	0.00	0.00	0.00	99.30	11.304	0.000	52,534.16	0.00	0.39	0.00	0.00
11.501 - 12.000	0.00	0.00	0.00	0.04	0.25	0.05	0.04	0.00	0.00	0.00	99.37	11.798	0.000	52,913.43	0.00	0.29	0.00	0.00
12.001 - 12.500	0.00	0.00	0.00	0.01	0.47	0.05	0.00	0.00	0.00	0.00	99.95	12.241	0.000	44,335.91	0.00	0.48	0.00	0.00
12.501 - 13.000	0.00	0.00	0.00	0.00	0.15	0.03	0.00	0.00	0.00	0.00	99.75	12.768	0.000	50,016.66	0.00	0.17	0.00	0.00
13.001 - 13.500	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.00	99.60	13.152	0.000	28,897.22	0.00	0.01	0.00	0.00
13.501 - 14.000	0.00	0.00	0.00	0.00	0.01	0.01	0.00	0.00	0.00	0.00	100.00	13.671	0.000	45,876.67	0.00	0.01	0.00	0.00

Total	0.00	0.32	11.16	17.71	36.11	24.54	7.98	1.98	0.20	0.00	81.03	7.684	6.863	181,457.25	0.00	56.95	30.78	32.84

Mortg Rates & LTV

Mortg Rates	LTV 0.01-10	LTV 10.01-20	LTV 20.01-30	LTV 30.01-40	LTV 40.01-50	50.01 - 60	60.01 - 70	70.01 - 80	80.01 - 90	90.01 - 100	100+	total LTV	avg FICO	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	silent 2nds
4.001-4.5%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
4.501-5.0%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001-5.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.12	0.04	0.00	0.00	0.00	666	4.985	424,498.12	0.00	0.00	0.00	0.00
5.501-6.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.08	1.22	0.15	0.02	0.00	0.00	673	5.109	259,669.27	0.00	0.36	0.95	0.76
6.001-6.5%	0.00	0.00	0.00	0.03	0.13	0.41	0.84	6.52	1.29	0.06	0.00	0.00	661	5.770	245,026.24	0.00	3.25	4.20	4.15
6.501-7.0%	0.00	0.01	0.03	0.07	0.31	0.53	1.40	13.68	3.34	1.06	0.00	0.00	652	6.267	229,672.10	0.00	10.96	10.11	8.81
7.001-7.5%	0.00	0.00	0.02	0.05	0.26	0.41	1.59	14.06	3.72	1.07	0.00	0.00	640	6.759	225,655.01	0.00	14.55	8.52	8.93
7.501-8.0%	0.00	0.01	0.00	0.07	0.12	0.56	1.14	11.41	5.15	1.29	0.00	0.00	615	7.067	203,306.70	0.00	13.05	4.74	6.30
8.001-8.5%	0.00	0.00	0.02	0.07	0.11	0.15	0.66	5.30	2.76	1.27	0.00	0.00	597	7.628	175,786.53	0.00	5.62	1.48	2.40
8.501-9.0%	0.00	0.00	0.05	0.05	0.06	0.20	0.57	3.47	2.16	1.22	0.00	0.00	579	8.042	158,699.57	0.00	3.71	0.73	1.04
9.001-9.5%	0.00	0.00	0.02	0.00	0.00	0.03	0.14	1.12	1.29	0.65	0.00	0.00	582	8.309	125,322.84	0.00	1.36	0.03	0.23
9.501-10.0%	0.00	0.00	0.00	0.00	0.04	0.01	0.07	0.51	0.51	1.38	0.00	0.00	613	8.207	96,951.69	0.00	1.12	0.00	0.19
10.001-10.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.05	0.15	1.12	0.00	0.00	656	7.796	68,014.91	0.00	0.93	0.00	0.01
10.501-11.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.06	0.03	0.87	0.00	0.00	643	7.763	59,332.12	0.00	0.70	0.00	0.01
11.001-11.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.42	0.00	0.00	644	0.000	52,534.16	0.00	0.39	0.00	0.00
11.501-12.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.37	0.00	0.00	636	0.000	52,913.43	0.00	0.29	0.00	0.00
12.001-12.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.53	0.00	0.00	625	0.000	44,335.91	0.00	0.48	0.00	0.00
12.501-13.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.18	0.00	0.00	636	0.000	50,016.66	0.00	0.17	0.00	0.00
13.001 - 13.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.000	622	0.000	28897.22	0.00	0.01	0.00	0.00
13.501 - 14.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.02	0.00	0.000	641	0.000	45876.67	0.00	0.01	0.00	0.00

Total	0.00	0.02	0.13	0.33	1.04	2.30	6.50	57.52	20.62	11.54	0.00	0.00	629	6.863	181,457.25	0.00	56.95	30.78	32.84